UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

HNR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	HNRA	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	HNRAW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 14, 2023, HNR Acquisition Corp (the “Company” or “HNRA”) held a special meeting of stockholders (the “Meeting”). The Meeting was convened at 9:00 a.m. eastern time, and the stockholders approved the adjournment of the Meeting until 4:00 p.m. eastern on November 14, 2023, to permit further solicitation and vote of proxies (the “Adjournment Proposal”).

At the reconvened Meeting, the Company’s stockholders approved a proposal (the “Extension Proposal”) for an amendment (the “Extension Amendment”) to the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which HNRA must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from November 15, 2023 (the “Termination Date”), by up to two (2) one-month extensions to January 15, 2024 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”) provided that HNRAC Sponsors LLC (the “Sponsor”) (or its affiliates or permitted designees) deposited into the trust account in which the proceeds of the HRNA’s initial public offering were placed (the “Trust Account”) the lesser of (x) $120,000 or (y) $0.04 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until January 15, 2024, unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

The record date for the stockholders entitled to notice of, and to vote at, the Meeting was October 27, 2023. At the close of business on that date, the Company had 7,515,653 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting. Of the 7,515,653 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 5,177,901 shares (or 68.89%), constituting a quorum, were represented in person or by proxy at the Special Meeting.

The final voting results were as follows:

Adjournment Proposal

For	Against	Abstain	Broker Non-Votes
4,998,538	179,362	1	0

Extension Proposal

For	Against	Abstain	Broker Non-Votes
4,998,538	179,362	1	0

The Company did not file the Extension Amendment because the Company consummated its initial business combination on November 15, 2023. Therefore, the Extension Amendment was abandoned. Furthermore, because the Extension Amendment was abandoned, any shares of the Company’s common stock that exercised their right to redeem such shares in connection with the Extension Amendment were not redeemed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 20, 2023	HNR Acquisition Corp

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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